SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 30, 2001
                                  -------------


                                 Tengasco, Inc.
                                 --------------
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-20975
                                     -------


        Tennessee                                                87-0267438
        ---------                                                ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)



             603 Main Avenue, Suite 500, Knoxville, Tennessee 37902
             ------------------------------------------------------
                     (Address of Principal Executive Office)


                                 (865) 523-1124
                                 --------------
                         (Registrant's Telephone Number)

Item 5. OTHER EVENTS

          The Board of Directors of Tengasco, Inc. (the "Company") voted on July 30, 2001, to declare a five percent (5%) stock dividend on the outstanding shares of the Company's common stock, $.001 par value. The stock dividend will be payable on October 1, 2001 to all shareholders of record as of September 4, 2001. No fractional shares will be issued in connection with the stock dividend. All such fractional shares will be rounded to the next full share.




                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: August 1, 2001

                                            Tengasco, Inc.


                                            By: /s/ Malcolm E. Ratliff
                                               -----------------------
                                               Malcolm E. Ratliff,
                                               Chief Executive Officer

                                       2